UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2023

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K (the “Original Form 8-K”) filed with the United States Securities and Exchange Commission (the “SEC”) by Endeavor Group Holdings, Inc. (the “Company”) on September 12, 2023 (the “Closing Date”), on the Closing Date, the Company completed the transactions contemplated by the Transaction Agreement, dated as of April 2, 2023, by and among the Company, TKO Group Holdings, Inc. (f/k/a New Whale Inc.) (“TKO”), Endeavor Operating Company, LLC, TKO Operating Company, LLC (f/k/a Zuffa Parent, LLC), World Wrestling Entertainment, Inc. (“WWE”), and Whale Merger Sub Inc. (the “Transactions”). As a result of the Transactions, TKO became a consolidated subsidiary of the Company.

This Form 8-K/A has been filed to amend and supplement the Original Form 8-K and provide the financial statements described in Item 9.01 below, which were not previously filed with the Original Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. No other changes have been made to the Original Form 8-K.

The pro forma financial information included as Exhibit 99.1 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the Transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Transactions.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: September 18, 2023